Exhibit 99.8

IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SEAN MCGILLIVRAY, Plaintiff, v. READY CAPITAL CORPORATION, THOMAS EDWARD CAPASSE, JACK JAY ROSS, FRANK P. FILIPPS, GILBERT NATHAN, ANDREA PETRO, J. MITCHELL REESE, and TODD M. SINAI, Defendants. Civil Action No. COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS JURY TRIAL DEMANDED Plaintiff Sean McGillivray (“Plaintiff”) by and through his undersigned attorneys, brings this action on behalf of himself, and alleges the following based upon personal knowledge as to those allegations concerning Plaintiff and, as to all other matters, upon the investigation of counsel, which includes, without limitation: (a) review and analysis of public filings made by Ready Capital Corporation (“Ready Capital” or the “Company”) and other related parties and non-parties with the United States Securities and Exchange Commission (“SEC”); (b) review and analysis of press releases and other publications disseminated by certain of the Defendants (defined below) and other related non-parties; (c) review of news articles, shareholder communications, and postings on the Company’s website concerning the Company’s public statements; and (d) review of other publicly available information concerning Ready Capital and the Defendants.

SUMMARY OF THE ACTION This is an action brought by Plaintiff against Ready Capital and the Company’s Board of Directors (the “Board” or the “Individual Defendants”) for their violations of Section 14(a) and 20(a) of the Securities Exchange Act of 1934, 15.U.S.C. §§ 78n(a), 78t(a), and SEC Rule 14a-9, 17 C.F.R. 240.14a-9, in connection with the Company’s proposed acquisition of Anworth Mortgage Asset Corporation (“Anworth”) (the “Proposed Transaction”). On December 6, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Anworth. Pursuant to the terms of the Merger Agreement, Anworth stockholders will receive $0.61 in cash and 0.1688 shares of Ready Capital common stock per share of Anworth owned (the “Merger Consideration”). On February 5, 2021, in order to convince the Company’s shareholders to vote in favor of the Proposed Transaction, the Board authorized the filing of a materially incomplete and misleading registration statement with the SEC on Form S-4/A (the “Registration Statement”), in violation of Sections 14(a) and 20(a) of the Exchange Act. For these reasons, and as set forth in detail herein, Plaintiff asserts claims against Ready Capital and the Board for violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9. Plaintiff seeks to enjoin Defendants from taking any steps to consummate the Proposed Transaction unless and until the material information discussed below is disclosed to Ready Capital shareholders before the vote on the Proposed Transaction or, in the event the Proposed Transaction is consummated, recover damages resulting from the Defendants’ violations of the Exchange Act.

JURISDICTION AND VENUE This Court has subject matter jurisdiction over all claims asserted herein pursuant to Section 27 of the Exchange Act, 15 U.S.C § 78aa, and 28 U.S.C. § 1331, as Plaintiff alleges violations of Sections 14(a) and 20(a) of the Exchange Act. This Court has personal jurisdiction over all of the Defendants because each is either a corporation that conducts business in, solicits shareholders in, and/or maintains operations within, this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice. Venue is proper under 28 U.S.C. § 1391 because a substantial portion of the transactions and wrongs complained of herein occurred in this District. THE PARTIES Plaintiff is, and has been at all times relevant hereto, the owner of Ready Capital shares. Defendant Ready Capital is incorporated under the laws of Maryland and has its principal executive offices located at 1140 Avenue of the Americas, 7th Floor, New York, New York 10036. The Company’s common stock trades on the New York Stock Exchange under the symbol “RC.” Defendant Thomas Edward Capasse (“Capasse”) is and has been a the Chairman of the Board and Chief Executive Officer of Ready Capital at all times during the relevant time period.

Defendant Jack Jay Ross (“Ross”) is and has been a director of Ready Capital at all times during the relevant time period. Defendant Frank P. Filipps (“Filipps”) is and has been a director of Ready Capital at all times during the relevant time period. Defendant Gilbert Nathan (“Nathan”) is and has been a director of Ready Capital at all times during the relevant time period. Defendant Andrea Petro (“Petro”) is and has been a director of Ready Capital at all times during the relevant time period. Defendant J. Mitchell Reese (“Reese”) is and has been a director of Ready Capital at all times during the relevant time period. Defendant Todd M. Sinai (“Sinai”) is and has been a director of Ready Capital at all times during the relevant time period. Defendants Capasse, Ross, Filipps, Nathan, Petro, Reese, and Sinai are collectively referred to herein as the “Individual Defendants.” The Individual Defendants, along with Defendant Ready Capital, are collectively referred to herein as “Defendants.” SUBSTANTIVE ALLEGATIONS Background of the Company Ready Capital is a multi-strategy real estate finance company that originates, acquires, finances and services small to medium balance commercial (“SBC”) loans, Small Business Administration (“SBA”) loans, residential mortgage loans, and to a lesser extent, mortgage backed securities (“MBS”) collateralized primarily by SBC loans, or other real estate-related investments. Ready Capital’s loans generally range in original principal amounts up to

$35 million and are used by businesses to purchase real estate used in their operations or by investors seeking to acquire small multi-family, office, retail, mixed use or warehouse properties. Ready Capital’s acquisition and origination platforms consist of four operating segments: loan acquisitions, SBC originations, SBA originations, acquisitions and servicing, and residential mortgage banking. Ready Capital is externally managed and advised by the Ready Capital Manager, an investment advisor registered with the SEC under the Investment Advisors Act of 1940, as amended. The Company Announces the Proposed Transaction On December 7, 2020, the Company jointly issued a press release announcing the Proposed Transaction. The press release stated in part: NEW YORK and SANTA MONICA, Calif., Dec. 7, 2020 /PRNewswire/ --Ready Capital Corporation (NYSE:RC) ("Ready Capital"), a multi-strategy real estate finance company that originates, acquires, finances and services small-to medium-sized balance commercial loans, and Anworth Mortgage Asset Corporation (NYSE:ANH) ("Anworth"), a specialty finance REIT that focuses primarily on investments in residential mortgage-backed securities, announced today that they have entered into a definitive merger agreement pursuant to which Ready Capital will combine with Anworth. The combined company is expected to have a pro forma equity capital base in excess of $1 billion. The combination is expected to enhance shareholder liquidity and provide for increased operating leverage across the larger equity base. Under the terms of the merger agreement, each share of Anworth common stock will be converted into 0.1688 shares of Ready Capital common stock and $0.61 of cash consideration. Based on Ready Capital's closing stock price on Friday, December 4, 2020, the implied offer price is $2.94 per share. Upon the closing of the merger, Ready Capital stockholders are expected to own approximately 76% of the combined company's stock, while Anworth stockholders are expected to own approximately 24% of the combined company's stock. Ready Capital will also assume Anworth's three outstanding series of preferred stock. In connection with the merger, Waterfall Asset Management, LLC ("Waterfall"), Ready Capital's external manager, has agreed to reduce the base management fee it charges Ready Capital by an aggregate of $4 million over the four quarters immediately following the closing of the transaction.

Based on the closing prices of Ready Capital's common stock on December 4, 2020, the market capitalization of the combined company would be approximately $984 million. The combined company will operate under the name Ready Capital and its shares are expected to continue trading on the New York Stock Exchange under the existing ticker symbol "RC". "This merger highlights our continued focus on establishing Ready Capital as an industry-leading mortgage REIT, with the scale and financial resources to pursue compelling risk-adjusted returns across its diversified investment platform," stated Ready Capital Chairman and Chief Executive Officer Thomas Capasse. "The combined company will be in a more formidable position to execute its business plan, improve operating and cost efficiencies, and continue growth in a prudent and profitable manner." *** Timing and Approvals The transaction has been unanimously approved by each of the Boards of Directors of Ready Capital and Anworth. The transaction is expected to close by the end of the first quarter of 2021, subject to the respective approvals by the stockholders of Anworth and Ready Capital and other customary closing conditions. Advisors Wells Fargo Securities is acting as exclusive financial advisor and Alston & Bird LLP is acting as legal advisor to Ready Capital. Credit Suisse is acting as exclusive financial advisor and Greenberg Traurig LLP is acting as legal advisor to the Board of Directors of Anworth. FALSE AND MISLEADING STATEMENTS AND/OR MATERIAL OMISSIONS IN THE REGISTRATION STATEMENT On February 5, 2021, the Company authorized the filing of the Registration Statement with the SEC. The Registration Statement recommends that the Company’s shareholders vote in favor of the Proposed Transaction. Defendants were obligated to carefully review the Registration Statement prior to its filing with the SEC and dissemination to the Company’s shareholders to ensure that it did not contain any material misrepresentations or omissions. However, the Registration Statement misrepresents and/or omits material information that is necessary for the Company’s shareholders to make informed decisions regarding whether to vote in favor of the Proposed Transaction, in violation of Sections 14(a) and 20(a) of the Exchange Act. Material False and Misleading Statements or Material Misrepresentations or Omissions Regarding the Company’s Financial Projections The Registration Statement contains projections prepared by the Company’s and Anworth’s management concerning the Proposed Transaction, but fails to provide material information concerning such. The SEC has repeatedly emphasized that disclosure of non-GAAP projections can be inherently misleading, and has therefore heightened its scrutiny of the use of such projections.1 Indeed, on May 17, 2016, the SEC’s Division of Corporation Finance released new and updated Compliance and Disclosure Interpretations (“C&DIs”) on the use of non-GAAP financial measures that demonstrate the SEC’s tightening policy.2 One of the new C&DIs regarding forward-looking information, such as financial projections, explicitly requires companies to provide any reconciling metrics that are available without unreasonable efforts. In order to make management’s projections included in the Registration Statement materially complete and not misleading, Defendants must provide a reconciliation table of the non-GAAP measures to the most comparable GAAP measures. See, e.g., Nicolas Grabar and Sandra Flow, Non-GAAP Financial Measures: The SEC’s Evolving Views, Harvard Law School Forum on Corporate Governance and Financial Regulation (June 24, 2016), available at https://corpgov.law.harvard.edu/2016/06/24/non-gaap-financial-measuresthesecs evolving-views/; Gretchen Morgenson, Fantasy Math Is Helping Companies Spin Losses Into Profits, N.Y. Times, Apr. 22, 2016, available at http://www.nytimes.com/2016/04/24/business/fantasy-mathis-helping-companies-spin-ossesinto-profits.html?_r=0. Non-GAAP Financial Measures, Compliance & Disclosure Interpretations, U.S. SECURITIES AND EXCHANGE COMMISSION (May 17, 2017), available at https://www.sec.gov/divisions/corpfin/guidance/nongaapinterp.htm.

Specifically, with respect to the Company’s projections, the Company must disclose the line item projections for the financial metrics that were used to calculate the non-GAAP measures, including Core Earnings Per Share. With respect to Anworth’s projections, the Company must disclose the line item projections for the financial metrics that were used to calculate the non-GAAP measures, including Core Earnings Per Common Share. Disclosure of the above information is vital to provide investors with the complete mix of information necessary to make an informed decision when voting on the Proposed Transaction. Specifically, the above information would provide shareholders with a better understanding of the analyses performed by the Company’s financial advisor in support of its opinion. Material False and Misleading Statements or Material Misrepresentations or Omissions Regarding Credit Suisse’s Financial Opinion The Registration Statement contains the financial analyses and opinion of Credit Suisse Securities (USA) LLC (“Credit Suisse”) concerning the Proposed Transaction, but fails to provide material information concerning such. With respect to Credit Suisse’s Selected Public Companies Analysis – Anworth, the Registration Statement fails to disclose the individual multiples and metrics for each of the companies observed in the analysis. With respect to Credit Suisse’s Selected Public Companies Analysis – Ready Capital, the Registration Statement fails to disclose the individual multiples and metrics for each of the companies observed in the analysis.

With respect to Credit Suisse’s Selected Precedent Transactions Analysis, the Registration Statement fails to disclose the individual multiples and metrics for each of the transactions observed in the analysis. With respect to Credit Suisse’s Dividend Discount Analysis – Anworth, the Registration Statement fails to disclose: (i) the terminal values for Anworth; (ii) Anworth’s estimated book value; and (iii) the number of fully diluted outstanding shares of Anworth common stock. With respect to Credit Suisse’s Dividend Discount Analysis – Ready Capital, the Registration Statement fails to disclose: (i) the terminal values for Ready Capital; (ii) the distributed cash flows for Ready Capital; and (iii) Ready Capital’s estimated book value. When a banker’s endorsement of the fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed. Moreover, the disclosure of projected financial information is material because it provides shareholders with a basis to project the future financial performance of a company and allows shareholders to better understand the financial analyses performed by the Company’s financial advisor in support of its fairness opinion. Without the above described information, the Company’s shareholders are unable to cast a fully informed vote on the Proposed Transactions. Accordingly, in order to provide shareholders with a complete mix of information, the omitted information described above should be disclosed.

COUNT I (Against All Defendants for Violations of Section 14(a) of the Exchange Act and Rule 14a-9 Promulgated Thereunder) Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. Section 14(a)(1) of the Exchange Act makes it “unlawful for any person, by the use of the mails or by any means or instrumentality of interstate commerce or of any facility of a national securities exchange or otherwise, in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors, to solicit or to permit the use of his name to solicit any proxy or consent or authorization in respect of any security (other than an exempted security) registered pursuant to section 78l of this title.” 15 U.S.C. § 78n(a)(1). Rule 14a-9, promulgated by the SEC pursuant to Section 14(a) of the Exchange Act, provides that communications with stockholders in a recommendation statement shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9. Defendants have issued the Registration Statement with the intention of soliciting shareholders support for the Proposed Transaction. Each of the Defendants reviewed and authorized the dissemination of the Registration Statement, which fails to provide critical information regarding, among other things, the financial projections for the Company. In so doing, Defendants made untrue statements of fact and/or omitted material facts necessary to make the statements made not misleading. Each of the Defendants, by virtue of their roles as officers and/or directors, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a). The Defendants were therefore negligent, as they had reasonable grounds to believe material facts existed that were misstated or omitted from the Registration Statement, but nonetheless failed to obtain and disclose such information to shareholders although they could have done so without extraordinary effort. The Defendants knew or were negligent in not knowing that the Registration Statement is materially misleading and omits material facts that are necessary to render it not misleading. The Defendants undoubtedly reviewed and relied upon the omitted information identified above in connection with their decision to approve and recommend the Proposed Transaction. The Defendants knew or were negligent in not knowing that the material information identified above has been omitted from the Registration Statement, rendering the sections of the Registration Statement identified above to be materially incomplete and misleading. Indeed, the Defendants were required to be particularly attentive to the procedures followed in preparing the Registration Statement and review it carefully before it was disseminated, to corroborate that there are no material misstatements or omissions. The Defendants were, at the very least, negligent in preparing and reviewing the Registration Statement. The preparation of a Registration Statement by corporate insiders containing materially false or misleading statements or omitting a material fact constitutes negligence. The Defendants were negligent in choosing to omit material information from the Registration Statement or failing to notice the material omissions in the Registration Statement upon reviewing it, which they were required to do carefully as the Company’s directors. Indeed, the Defendants were intricately involved in the process leading up to the signing of the Merger

Agreement and the preparation of the Company’s financial projections. The misrepresentations and omissions in the Registration Statement are material to Plaintiff, who will be deprived of his right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the vote on the Proposed Transaction. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. COUNT II (Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act) Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. The Individual Defendants acted as controlling persons of Ready Capital within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of Ready Capital, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the Registration Statement filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading. Each of the Individual Defendants was provided with, or had unlimited access to, copies of the Registration Statement and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The Registration Statement at issue contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in preparing this document. In addition, as set forth in the Registration Statement sets forth at length and described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The Registration Statement purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9 by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these Defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff will be irreparably harmed. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. PRAYER FOR RELIEF WHEREFORE, Plaintiff prays for judgment and relief as follows:

Preliminarily and permanently enjoining Defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction; Directing the Individual Defendants to disseminate an Amendment to the Registration Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading; Directing Defendants to account to Plaintiff for all damages sustained because of the wrongs complained of herein; Awarding Plaintiff the costs of this action, including reasonable allowance for Plaintiff’s attorneys’ and experts’ fees; and Granting such other and further relief as this Court may deem just and proper. JURY DEMAND Plaintiff demands a trial by jury on all issues so triable. Dated: February 9, 2021Respectfully submitted, By: /s/ Joshua M. Lifshitz Joshua M. Lifshitz Email: jml@jlclasslaw.com LIFSHITZ LAW FIRM, P.C. 1190 Broadway Hewlett, New York 11557 Telephone: (516) 493-9780 Facsimile: (516) 280-7376 Attorneys for Plaintiff